TABLE OF CONTENTS



USAA Family of Funds                                   1
Message from the President                             2
Investment Review:
     USAA Florida Tax-Free Income Fund                 4
     USAA Florida Tax-Free Money Market Fund          10
Financial Information:
     Independent Auditors' Report                     14
     Statements of Assets and Liabilities             15
     Portfolio of Investments in Securities:
       USAA Florida Tax-Free Income Fund              17
       USAA Florida Tax-Free Money Market Fund        22
     Notes to Portfolio of Investments in Securities  25
     Statements of Operations                         26
     Statements of Changes in Net Assets              27
     Notes to Financial Statements                    28



IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, savings paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

     USAA INVESTMENT MANAGEMENT COMPANY
     Attn:  Report Mail
     9800 Fredericksburg Road
     San Antonio, TX  78284-8916



or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Florida Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1998, USAA. All rights reserved.




               USAA Family of Funds Summary


   Fund                                         Minimum
Type/Name                Volatility            Investment*


CAPITAL APPRECIATION
==============================================================
 Aggressive Growth        Very high              $3,000
 Emerging Markets(1)      Very high              $3,000
 USAA First Start Growth  Moderate to high       $3,000
 Gold(1)                  Very high              $3,000
 Growth                   Moderate to high       $3,000
 Growth & Income          Moderate               $3,000
 International(1)         Moderate to high       $3,000
 S&P 500 Index(2)         Moderate               $3,000
 Science & Technology(5)  Very high              $3,000
 World Growth(1)          Moderate to high       $3,000


ASSET ALLOCATION
=============================================================
 Balanced Strategy(1)     Moderate               $3,000
 Cornerstone Strategy(1)  Moderate               $3,000
 Growth and Tax
  Strategy(3)             Moderate               $3,000
 Growth Strategy(1)       Moderate to high       $3,000
 Income Strategy          Low to moderate        $3,000


INCOME - TAXABLE
=============================================================
 GNMA                     Low to moderate        $3,000
 Income                   Moderate               $3,000
 Income Stock             Moderate               $3,000
 Short-Term Bond          Low                    $3,000


INCOME - TAX EXEMPT
=============================================================
 Long-Term(3)             Moderate               $3,000
 Intermediate-Term(3)     Low to moderate        $3,000
 Short-Term(3)            Low                    $3,000
 State Bond Income(3)**   Moderate               $3,000


MONEY MARKET
=============================================================
 Money Market(4)          Very low               $3,000
 Tax Exempt
   Money Market(3),(4)    Very low               $3,000
 Treasury Money
  Market Trust(4)         Very low               $3,000
 State Money
  Market(3),(4)**         Very low               $3,000
=============================================================





(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.




For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President


   In the last few years I have  turned my  attention more and more to the
   subject  of  tax-efficient  investing.   Though a  few fund  companies
   are beginning to write about this subject, it remains off the beaten track of mutual fund investing. But I believe it is of great importance.


[PHOTOGRAPH OF PRESIDENT: MICHAEL J.C. ROTH, CFA APPEARS HERE]


Just recently a close friend whom I have advised for years asked me, "Will my tax bracket be lower when I retire?" I told him, "No. I will not permit that." I believe that much financial planning makes an invalid assumption that a retiree's tax bracket will fall substantially when retirement comes. But it is quite possible for a person whose income is in a high tax bracket to build an estate that will sustain that bracket upon retirement. If that occurs, tax-efficient investing can be very important.

For a mutual fund investor that means maximizing potential tax-exempt income and long-term capital gains. Unfortunately all of the distributions from IRAs, 401(k)s, and variable annuities will be taxed as ordinary income. But a non-sheltered portfolio of index funds or efficiently run equity portfolios can be harvested principally as long-term capital gains at a 20% tax rate. And an accompanying investment in tax-exempt funds may provide the fixed-income buffer to stock market risk along with the potential for significant tax-exempt returns. Such a non-sheltered portfolio may be a valuable addition to an individual's investment plan and may provide valuable assistance while you live through your retirement.

Much of the attention of financial planners is concentrated on preparing for retirement. You must not overlook the fact that you have a good possibility of enjoying decades of reward for your good planning after you retire.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.








                       Investment Review


USAA FLORIDA TAX-FREE INCOME FUND

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade Florida tax-exempt securities.

===============================================================================
                                         3/31/97                3/31/98

  Net Assets                             $95.5 Million         $145.9 Million
  Net Asset Value Per Share                 $9.33                  $9.94
===============================================================================
Average Annual Total Returns and 30-Day SEC Yield* as of 3/31/98


 1 Year              Since Inception on 10/1/93         30-Day SEC Yield
 12.22%                         5.34%                       4.75%
==============================================================================
* Calculated as prescribed by the Securities and Exchange Commission.



Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



-----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
-----------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of the USAA Florida Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index and the Lipper Florida Municipal Debt Funds Average. The data points from the graph are as follows:


 USAA Florida Tax-Free Income Fund

  Year                       Amount
  ----                       ------
10/01/93                    $10,000
10/31/93                    $ 9,960
12/31/93                    $10,078
06/30/94                    $ 9,290
12/31/94                    $ 9,066
06/30/95                    $10,016
12/31/95                    $10,780
06/30/96                    $10,666
12/31/96                    $11,252
06/30/97                    $11,709
12/31/97                    $12,507
03/31/98                    $12,639



Lehman Brothers Municipal Bond Index

  Year                       Amount
  ----                       ------
10/01/93                    $10,000
10/31/93                    $10,019
12/31/93                    $10,140
06/30/94                    $ 9,689
12/31/94                    $ 9,616
06/30/95                    $10,544
12/31/95                    $11,295
06/30/96                    $11,244
12/31/96                    $11,795
06/30/97                    $12,172
12/31/97                    $12,879
03/31/98                    $13,028



Lipper Florida Municipal Debt Funds Average

  Year                      Amount
  ----                      ------
10/01/93                   $10,000
10/31/93                   $10,018
12/31/93                   $10,108
06/30/94                   $ 9,521
12/31/94                   $ 9,387
06/30/95                   $10,287
12/31/95                   $11,060
06/30/96                   $10,904
12/31/96                   $11,408
06/30/97                   $11,713
12/31/97                   $12,390
03/31/98                   $12,509



The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Florida Municipal Debt Funds Average is the average performance level of all Florida Municipal Debt Funds, as computed by
Lipper  Analytical   Services,   an  independent organization that monitors the
performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.



                 Message from the Manager


(Photo of Portfolio Manager, Robert R. Pariseau, CFA, appears here)



THE ECONOMY
The U.S. economy continues its 8th year of expansion with remarkably few signs of inflation. The yield on the 30-year U.S. Treasury Bond (the "Long Bond") fell to a decade low of 5.69% on January 12, 1998. Nevertheless, bond investors now seem less confident that the weakness in Asia, higher productivity, El Nino, a relatively tight monetary policy and other factors will suppress inflationary pressures. Concerns over the robust U.S. economy have been a recurrent theme for many months now. Currently, investors seem to lack a consensus regarding the direction of the next interest rate adjustment by the Federal Open Market Committee (FOMC, or "the Fed"). Personally, I'm more confident that economic conditions are more akin to the stable prices and real growth experienced in the 1950s than the high inflation of the 1970s.

YOUR DIVIDEND YIELD
As interest rates have fallen, our sales force has received inquiries from investors asking whether high coupon(1) bonds will be called away from various USAA tax-exempt funds. These investors are obviously concerned that their fund's yield will drop dramatically. The majority of municipal bonds permit issuers to "call," or redeem, a bond many years before the stated maturity. Typically, municipal bonds may not be called until after ten years from the date of issue. An issuer would call, or refinance, a bond for the same primary reason that a homeowner would refinance a mortgage -- when interest rates drop sufficiently to more than offset the cost of refinancing.

(1) A bond's coupon is the fixed amount of interest that is paid annually stated as a percentage of face value, normally $1000. For example, a 6.5% coupon pays $65 (6.5% times $1000 = $65) normally in two semiannual payments of $32.50 for the life of the bond.




Let me assure you that I am very conscious of call features. I continually evaluate the relative market value of various bond coupons and their respective call dates. For high coupon bonds, I typically hold them as long as possible. If I sold a higher coupon bond at a large premium (i.e. market value exceeds face value), the Fund would lose the tax-exempt income stream prematurely. In addition, the transaction may trigger a federal capital gain tax for our investors. I consciously manage the Fund to minimize capital gain distributions. When high coupon bonds are eventually called, typically the impact on the Fund's distribution yield is quite muted, maybe a few basis points (a basis point is
 .01%) for even a very large position of the Fund's highest yielding bond.

PORTFOLIO STRATEGY
I focus primarily on generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. I do not buy exotic derivatives, nor do I hedge the portfolio with futures contracts. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. In fact, since inception, the USAA Florida Tax-Free Income Fund has never distributed income that was subject to the AMT. Of course, I would certainly advise our shareholders if there were a change in the Federal Tax Code that compels me to reconsider my position on the AMT. I remain cautious about investing in municipal lease obligations.

THE MUNICIPAL MARKET
Interest rates have fallen almost the entire fiscal year. The yield on the 30-year U.S. Treasury Bond (the "Long Bond") began the fiscal year at 7.10% and ended the period at 5.93%. The tone of the municipal bond market is similar to what I described last September in the Semiannual Report. In general, the municipal market does not reward an investor for buying bonds much beyond 20 years in maturity, although on occasion I have found some interesting values. And similar to last fall, I have been buying fewer BBB and A-rated bonds compared to the past, because of their low yields relative to higher rated bonds.

YOUR FUND'S PERFORMANCE
I'm very pleased to say that Morningstar recently awarded the Fund "Five Stars" for the overall and 3-year ratings as of March 31, 1998, overall and among 1,525 funds in the municipal bond fund category.(2) In addition, the Fund earned Lipper Analytical Services', Inc. Performance Achievement Certificate for ranking #1 out of 64 in the Florida Municipal Debt Fund category for the 1-year period ended 12/31/97.* Average annual total returns for the 1-year period ended 12/31/97 and the 10/1/93 to 12/31/97 period were 11.16% and 5.40%, respectively.


-----------------------------------
COMPARISON-12 MONTH DIVIDEND YIELD
-----------------------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Florida Tax-Free Income Fund and the Lipper Florida Municipal Debt Funds Average from 3/31/95 through 3/31/98.



               USAA Florida Tax-Free             Lipper Florida Municipal
                 Income Fund                        Debt Funds Average*
                 -----------------                   ------------------
3/31/95                5.44                                 5.34
3/31/96                5.57                                 5.10
3/31/97                5.57                                 5.04
3/31/98                5.11                                 4.66



12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distribution. The graph represents data from 3/31/95 to 3/31/98.

*Refer to page 4 for the Lipper Average definition. Fund rankings awarded by Lipper are based on cumulative total returns.


Past performance is no guarantee of future results.
(2) Morningstar proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-,5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-,5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars, and the next 22.5% receive four stars.



While past performance is no guarantee of future results, the Fund ranked #2 by Lipper Analytical Services, Inc. among Florida Municipal Debt Funds for the past 12 months ending March 31, 1998,(3) with a total return(4) of 12.22% as compared to the average of 10.25% for the 63 funds in the category. For the same period and category, the Fund's dividend distribution yield(5) was 5.11%, as compared to the Lipper average of 4.66%. Your Fund's net asset value per share increased by $.61, or 6.5%, since March 31, 1997.

THE STATE OF FLORIDA
Florida's economy performed strongly enough in fiscal 1997 to generate a 7.2% increase in the state's general fund revenues. The sales and use tax rose a healthy 5.5%, but is vulnerable to economic slowdowns and it comprises over 70% of general revenues. Expectations for sustained economic growth support a positive outlook for fiscal 1998. The unemployment rate improved to 4.8% in 1997 from 5.1% posted in 1996 and compared to the U.S. rate of 4.9% in 1997. Reflecting strong credit fundamentals, Florida maintains high bond ratings of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively.

Florida's vibrant population growth is one fundamental reason why the state's economy has outperformed the nation as a whole. Over the last decade, Florida's rate of population growth has been more than twice that of the U.S. However, an expanding population base also creates budgetary pressures for social programs and infrastructure projects. To this end, the level of Florida's debt has increased, and future borrowing is anticipated. We will closely monitor these and other issues that might impact your Fund's holdings.

The table below compares the yield of the USAA Florida Tax-Free Income Fund with a taxable equivalent investment.


                To match the USAA Florida Tax-Free Income Fund's
                     closing 30-Day SEC yield of 4.75% and:

Assuming a Marginal Federal Tax Rate of:      28%       31%     36%       39.6%

Assuming an investor, filing jointly,
with $300,000 in intangible assets,
a fully taxable investment must pay:         6.61%     6.89%    7.43%     7.87%


This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

(3) Lipper Analytical Services Inc. is an independent organization that monitors the performance of mutual funds. Fund rankings awarded by Lipper are based on cumulative total returns.

(4) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.



(5) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.





                       ---------------------
                       PORTFOLIO RATINGS/MIX
                          MARCH 31, 1998
                       ---------------------

A pie chart is shown here depicting the Portfolio Mix as of March 31, 1998 of the USAA Florida Tax-Free Income Fund to be:
Cash Equivalent - 4%, BBB - 21%, AAA - 20%, A - 28%, AA - 27%





This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category BBB account for 3.6% of the Fund's investments.




Note: Income may be subject to the federal alternative minimum tax.

See page 17 for a complete listing of the Portfolio of Investments in Securities.








Investment Review

USAA FLORIDA TAX-FREE MONEY MARKET FUND

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.
============================================================================
                                       3/31/97               3/31/98
  Net Assets                        $87.1 Million           $89.8 Million
  Net Asset Value Per Share            $1.00                  $1.00
============================================================================
Average Annual Total Returns and 7-Day Simple Yield as of 3/31/98
      1 Year         Since Inception on 10/1/93          7-Day Simple Yield
      3.34%                    3.08%                       3.30%

============================================================================



Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.




           -----------------------
           7-DAY YIELD COMPARISON
           -----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA Florida Tax-Free Money Market Fund to the IBC Financial Data, Inc. State Specific SB & GP Money Funds from
3/97 through 3/98.


              USAA Florida Tax-Free                IBC Financial
                Money Market Fund                    Data, Inc.
              ---------------------                 ------------

3/97                  2.96%                             2.7%
4/97                  3.65%                            3.48%
5/97                  3.46%                            3.24%
6/97                  3.64%                            3.27%
7/97                  3.3%                             3.02%
8/97                  3.05%                            2.79%
9/97                  3.6%                             3.25%
10/97                 3.29%                            3.03%
11/97                 3.58%                            3.2%
12/97                 3.44%                            3.27%
01/98                 3.04%                            2.82%
02/98                 2.99%                            2.66%
03/98                 3.29%*                           2.93%*


Data represent the last Monday of each month.
*Ending date 3/30/98


The graph tracks the Fund's 7-day simple yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.






               Message from the Managers



(Photo of Portfolio Manager, John C. Bonnell, CFA, appears here.)



THE MARKET



How long can the economy continue to expand?   How long can inflation stay low
despite rising wages and falling unemployment? To what extent will Asian economic problems affect our economy? Who knows!

It certainly would be nice to have the foresight to answer the above questions, but even with the correct answers, one would not know whether to lock in one year rates or invest in shorter term securities. As mentioned in the last semiannual report, the short-term municipal market is primarily driven by supply and demand relationships.

The Federal Reserve (Fed) increased the federal funds rate (the rate banks charge one another for overnight loans) .25% in March 1997. The Fed has been on hold since then. For the last twelve months, one year treasury bill yields generally declined within a range of 6.07% to 5.08%, and ended March 1998 at 5.39%. During the same period, yields on municipal notes as measured by the Bond Buyer's One-Year Note Index,(1) ranged from 3.97% to 3.51%, and ended March 1998 at 3.64%. Supply and demand factors caused a spike up in yield at the end of the calendar year. Yields were low during the first three months of 1998 as the market experienced large cash inflows (which increased demand) during a period of little new supply. How long will this continue? Again, no one really knows. However certain seasonal factors and corporate buying habits are more predictable and should produce buying opportunities to lock in higher yields.

STRATEGY
Your Fund strives to meet its objective in any prevailing market environment. Rather than trying to predict future interest rates, we focus on buying the best relative value in the market at any given time. This reflects our longstanding commitment to credit research, and a judgment as to whether the Fund would be sufficiently compensated with additional yield to invest in longer term securities. Because of the lack of supply during the first three months of 1998(and low yields on what was available), your Fund's average maturity is relatively short. This will provide the liquidity necessary to take advantage of higher yields during the coming months as opportunities arise.


PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending March 31, 1998, your Fund ranked 11 out of 156 State Specific Money Market Funds according to IBC Financial Data, Inc.(2) with a compounded dividend yield of 3.34%. The average for the category over the same period was 3.04%.

FLORIDA
Florida's economy continues to perform well as evidenced by an increase in fiscal 1997 state general revenues of more than $1 billion, or 7.2%, to $15.7 billion. The cyclically vulnerable sales and use tax, which comprises over 70% of general revenues, rose a healthy 5.5%. This revenue growth contributed to strong financial results for the state in fiscal 1997. Expectations for continued economic growth support a positive financial outlook for fiscal 1998. The unemployment rate, a key economic indicator, improved to 4.8% in 1997 from 5.1% in 1996. This compares favorably to the U.S. rate of 4.9% in 1997 and 5.4% in 1996.

The state's vibrant population growth is one fundamental reason why it's economy has outperformed the nation as a whole. Over the last decade, Florida's rate of population growth has been more than twice that of the U.S. However, an expanding population base also creates budgetary pressure for social programs and infrastructure needs. To this end, the level of Florida's debt has increased and future borrowing is anticipated. Reflecting strong credit fundamentals, Florida maintains high bond ratings of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively.


(1) Bond Buyer Index is the industry standard for yields of investment-grade municipal bonds.


(2) IBC Financial Data, Inc. provides independent analysis of trends in the financial services and investing industries, with particular concentration on money market funds.





----------------------------------
CUMULATIVE PERFORMANCE of $10,000
-----------------------------------

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 Investment in the Florida Tax-Free Money Market Fund. Data since inception on 10/01/93 through 3/31/98. The data points are as follows:

10/01/93                           $10,000
10/31/93                           $10,014
12/31/93                           $10,048
06/30/94                           $10,153
12/31/94                           $10,298
06/30/95                           $10,481
12/31/95                           $10,666
06/30/96                           $10,836
12/31/96                           $11,011
06/30/97                           $11,189
12/31/97                           $11,378
03/31/98                           $11,464




Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For 7-day yield information, please refer to the Fund's Investment Review page.




An investment in this Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will maintain a stable net asset value of $1 per share.

See page 22 for a complete listing of the Portfolio of Investments in Securities.



                    Independent Auditors' Report

The Shareholders and Board of Trustees

USAA STATE TAX-FREE TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in securities, of the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market Funds, portfolios of the USAA State Tax-Free Trust as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights presented in note 7 to the financial statements for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market Funds, portfolios of the USAA State Tax-Free Trust as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

San Antonio, Texas
May 8, 1998







STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)
March 31, 1998



                                                                 USAA              USAA
                                                                 Florida       Florida Tax-Free
                                                                 Tax-Free       Money Market
                                                                 Income Fund          Fund
                                                                _______________________________

ASSETS
   Investments in securities, at market value
      (identified cost of $135,967 and $81,745, respectively)    $  143,630        $ 81,745
   Cash                                                                  88              98
   Receivables:
      Capital shares sold                                                22              70
      Interest                                                        2,562             673
      Securities sold                                                    -            7,500
                                                                    --------        -------
         Total assets                                               146,302          90,086
                                                                    --------        -------


LIABILITIES
   Capital shares redeemed                                              117             245
   USAA Investment Management Company                                    35               7
   USAA Transfer Agency Company                                           4               5
   Accounts payable and accrued expenses                                 29              17
   Dividends on capital shares                                          196              13
                                                                   ---------         ------
         Total liabilities                                              381             287
                                                                   ---------         ------
            Net assets applicable to capital shares outstanding    $145,921       $  89,799
                                                                   =========        =======


REPRESENTED BY:
   Paid-in capital                                                 $139,664       $  89,799
   Accumulated net realized loss on investments                      (1,406)             -
   Net unrealized appreciation of investments                         7,663              -
                                                                  ----------      ----------
            Net assets applicable to capital shares outstanding    $145,921       $  89,799
                                                                  ==========      ==========
   Capital shares outstanding, unlimited number of shares
      authorized, $.001 par value                                    14,675          89,799
                                                                    =======         =======
   Net asset value, redemption price, and offering price per share $   9.94        $   1.00
                                                                    =======         =======


See accompanying notes to financial statements.




CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS IN SECURITIES

March 31, 1998

Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by:

          (1)  Municipal Bond Insurance Association.
          (2)  AMBAC Indemnity Corp.
          (3)  Financial Guaranty Insurance Co.
          (4)  Financial Security Assurance, Inc.
          (5)  Asset Guaranty Reinsurance Co.
          (6)  American Capital Access.

The insurance does not guarantee the market value of the municipal bonds.



PORTFOLIO DESCRIPTION ABBREVIATIONS
CP        Commercial Paper             GO        General Obligation
CRE       Credit Enhanced              MFH       Multi-Family Housing
IDA       Industrial Development       PCRB      Pollution Control Revenue Bond
             Authority/Agency          RB        Revenue Bond
IDRB      Industrial Development       TAN       Tax Anticipation Note
             Revenue Bond








USAA FLORIDA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)

March 31, 1998



 Principal                                      Coupon       Final      Market
 Amount                     Security             Rate        Maturity    Value
-----------------------------------------------------------------------------------

                    FIXED RATE INSTRUMENTS (89.0%)

          Florida (80.8%)
 $  3,400 Alachua County Health Facilities Auth. RB,
           Series 1996A (CRE) (1)                5.80 %     12/01/26  $   3,608
    3,500 Board of Education Capital Outlay Bonds,
           Series 1995B (CRE)                    5.88        6/01/20      3,686
          Broward County Housing Finance
           Auth. MFH RB,
    1,100  Series 1995A                          7.00        2/01/25      1,195
    1,000  Series 1997A-1                        6.00        5/01/32      1,044
          Cape Coral Health Facilities Auth. RB,
    1,000  Series 1997 (CRE) (5)                 5.50       10/01/17      1,017
    1,400  Series 1997 (CRE) (5)                 5.63       10/01/27      1,442
    1,855 Citrus County PCRB, Series 1992B       6.35        2/01/22      2,003
    1,750 Clearwater Housing Auth. RB (CRE) (6)  5.35        5/01/24      1,754
    2,000 Collier County Health Facilities Auth. RB,
           Series 1994                           7.00       12/01/19      2,222
    2,000 Dade County Special Obligation Bonds,
           Series 1995                           6.10        4/01/20      2,156
    7,160 Department of Transportation Right of Way
           GO, Series 1997B (CRE)                5.00        7/01/27      6,956
    2,700 Department of Transportation Turnpike
           Authority RB, Series 1997A (CRE) (3)  4.75        7/01/20      2,547
          Duval County Housing Finance Auth. MFH RB,
    1,700  Series 1996                           5.90        9/01/16      1,763
    2,510  Series 1996                           6.00        3/01/21      2,591
    1,000 Escambia County Housing Finance
           Agency MFH RB, Series 1985            5.63        8/01/16      1,026
      700 Gulf County School District Sales Tax
           RB (CRE) (5)                          5.75        6/01/17        736
    2,000 Hillsborough County IDA PCRB           6.25       12/01/34      2,175
          Housing Finance Agency RB,
    1,620  Series 1994B                          6.35        7/01/14      1,721
    1,000  Series 1995H (CRE)                    6.50       11/01/25      1,051
    1,200 Indian River County Hospital District RB,
           Series 1996 (CRE) (4)                 5.70       10/01/15      1,280
    2,000 Jacksonville Electric Auth. RB,
           Series 1997A                          5.63       10/01/37      2,062
    7,820 Jacksonville Health Facilities Auth.
           RB, Series 1997B                      5.25        8/15/27      7,773
    1,000 Martin County Health Facilities Auth.
           Hospital RB, Series 1997A (CRE) (1)   5.25       11/15/17      1,012
    1,000 Miami Beach Health Facilities Auth.
           Hospital RB, Series 1992 (CRE)        6.25       11/15/19      1,089
   36,000 Miami Dade County Special Obligation RB,
           Series 1997B (CRE) (1),(c)            5.65       10/01/31      5,855
    1,000 Miramar Wastewater Improvement
           Assessment Bonds, Series 1994
           (CRE) (3)                             6.75       10/01/25      1,131
    5,000 North Miami Educational Facilities RB,
           Series 1994A                          6.13        4/01/20      5,236
    2,130 North Miami Health Facilities Auth. RB,
           Series 1996 (CRE)                     6.00        8/15/24      2,237
    5,750 Orange County Health Facilities Auth. RB,
           Series 1995                           6.75        7/01/20      6,674
    1,000 Orange County Housing Finance Auth. RB 6.40        2/01/30      1,060
    3,575 Orlando and Orange County Expressway
           Auth. RB, Series 1993                 5.95        7/01/23      3,687
    5,500 Orlando Utilities Commission RB,
           Series 1993B                          5.25       10/01/23      5,462
    3,405 Palm Beach County
           Health Facilities Auth.
           Hospital RB, Series 1993              6.30       10/01/22      3,816
    2,500 Palm Beach County Health Facilities Auth.
           RB, Series 1997                       5.50       10/01/15      2,517
    4,900 Palm Beach County Health Facilities
           Retirement Community RB, Series 1996  5.63       11/15/20      5,056
      625 Palm Beach County Housing Finance
           Auth. RB, Series 1994B                6.40        4/01/14        663
      750 Plantation Health Facilities Auth. RB,
           Series 1998                           5.13       12/01/22        737
    6,805 St. Johns County IDA Hospital RB,
           Series 1992                           6.00        8/01/22      7,043
    2,000 St. Johns County IDA RB,
           Series 1997A (CRE) (1), (d)           5.50        3/01/17      2,070
    3,215 Sunrise Special Tax District #1 GO,
           Series 1991 (CRE)                     6.38       11/01/21      3,449
    1,150 Tallahassee Consolidated Utility
           Systems RB, Series 1994               6.20       10/01/19      1,261
    1,300 Turtle Run Community Development
           District RB (CRE)                     6.40        5/01/11      1,427
    1,500 Volusia County Education Facility Auth. RB,
           Series 1996A                          6.13       10/15/26      1,594
    3,000 Volusia County Health Facilities Auth.
           Hospital RB, Series 1996 (CRE) (2)    5.50       11/15/26      3,076
          Guam (0.7%)
    1,000 Government Limited Obligation Infrastructure
           Improvement RB, Series 1989A (CRE)    7.10       11/15/09      1,071
          Puerto Rico (7.5%)
    1,000 Commonwealth GO, Series 1996           5.40        7/01/25      1,014
    5,150 Electric Power Auth. RB, Series 1995Z  5.25        7/01/21      5,115
    2,500 Highway Auth. RB, Series Q             6.00        7/01/20      2,610
    2,350 Public Improvement GO, Series 1998     4.50        7/01/23      2,120
                                                                         -------
          Total fixed rate instruments (cost: $122,575)                 129,890
                                                                        --------

                     PUT BOND (5.1%)
          Florida
    7,055 Duval County Housing Finance Auth.
           MFH RB, Series 1995 (CRE)
           (cost: $7,162)                        6.75        4/01/25      7,510
                                                                         -------

                   VARIABLE RATE DEMAND NOTES (4.3%)
          Florida
 $  3,180 Atlantic Beach Improvement and
           Refunding RB, Series 1994B (CRE)      4.00 %     10/01/24  $   3,180
      800 Hillsborough County IDA RB,
           Series 1992                           3.80        5/15/18        800
      900 Manatee County PCRB, Series 1994       3.85        9/01/24        900
      800 Martin County PCRB, Series 1994        3.85        9/01/24        800
      550 Volusia County Health Facilities
            Auth. RB, Series 1995 (CRE)          3.90        9/01/20        550
                                                                        --------
          Total variable rate demand notes (cost: $6,230)                 6,230
                                                                        --------
          Total investments (cost: $135,967)                           $143,630
                                                                       =========





                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Hospitals                                                     19.7%
            Special Assessment/Tax/Fee                                    14.6
            Multi-Family Housing                                          13.0
            Nursing/Continuing  Care Centers                              13.0
            Electric/Gas  Utilities - Municipal                            7.2
            Education                                                      4.7
            Electric  Utilities                                            4.6
            Healthcare -  Miscellaneous                                    4.6
            General Obligations                                            4.5
            Toll   Roads                                                   4.3
            Water/Sewer Utilities   -   Municipal                          3.0
            Single-Family Housing                                          1.6
            Miscellaneous                                                  1.4
            Sales Tax                                                      1.2
            Real Estate Tax/Free                                           1.0
                                                                         ------
            Total                                                         98.4%
                                                                         ======






USAA FLORIDA TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)

March 31, 1998


 Principal                                      Coupon       Final
  Amount              Security                  Rate         Maturity    Value

------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (63.7%)

         Florida
 $  4,970 Atlantic Beach Improvement and
           Refunding RB, Series 1994B (CRE)      4.00 %     10/01/24  $   4,970
    3,700 Brevard County Housing Finance Auth.
           MFH RB, Series 1993 (CRE)             3.80        7/01/05      3,700
    1,385 Brevard County Mental Health Facilities RB,
           Series 1994C (CRE)                    3.75        1/01/10      1,385
    3,000 Broward County Education Research and
           Training Auth. IDRB, Series 1997 (CRE)3.75        8/01/04      3,000
    2,170 Broward County Housing Finance Auth.
           MFH RB, Series 1990 (CRE)             3.85       10/01/07      2,170
      600 Broward County IDA RB, Series 1992     3.85        3/01/99        600
    3,645 Dade County Special Obligation Bonds,
           Series 1990 (CRE)                     4.35       10/01/10      3,645
    3,830 Fort Pierce Health Facility RB,
           Series 1997 (CRE)                     3.70       10/01/17      3,830
          Housing Finance Agency MFH RB,
    4,300  Series 1985GGG (CRE)                  4.25       12/01/08      4,300
      565  Series 1990B (CRE)                    3.85       12/01/09        565
      450  Series 1990D (CRE)                    3.85       12/01/09        450
    3,400 Jacksonville Hospital RB, Series
           1988 (CRE)                            4.20        2/01/18      3,400
    1,900 Miami Health Facilities Auth. RB,
           Series 1996 (CRE)                     3.70       12/01/16      1,900
    1,000 Orange County IDA, Series 1996A (CRE)  3.70        2/01/16      1,000
          Palm Beach County Housing Finance Auth.
           MFH RB,
    1,900  Series 1988C (CRE)                    3.75       11/01/07      1,900
    3,845  Series 1988D (CRE)                    3.75       11/01/07      3,845
    2,270 Plant City Hospital RB, Series 1993
           (CRE)                                 3.70        3/01/13      2,270
    1,930 Sarasota Educational Facilities RB,
           Series 1996 (CRE)                     3.70        2/01/21      1,930
      740 St. Johns County IDA RB,
           Series 1997 (CRE)                     3.75        5/01/09        740
    1,000 St. Petersburg Capital Improvement RB,
           Series 1997B (CRE)                    3.70       10/01/17      1,000
    3,500 St. Petersburg Health Facilities
           Auth. RB,  Series 1997 (CRE)          3.75        7/01/27      3,500
    3,000 Volusia County Housing Finance
           Auth. RB, Series 1985C (CRE) (b)      4.03        9/01/05      3,000
    4,150 Wauchula IDA RB, Series 1993 (CRE)     3.70       12/01/13      4,150
-------------------------------------------------------------------------------
          Total variable rate demand notes (cost: $57,250)               57,250
-------------------------------------------------------------------------------

                                PUT BONDS (4.5%)
          Florida
          Tampa Guaranteed Entitlement RB,
    2,980  Series 1988A(a)                        8.38       10/01/08      3,048
      960  Series 1988B(a)                        8.40       10/01/08        982
--------------------------------------------------------------------------------
          Total put bonds (cost: $4,030)                                  4,030
--------------------------------------------------------------------------------

                 FIXED RATE INSTRUMENTS (22.8%)
          Florida
    2,000 Broward County Sales Tax Revenue CP Notes,
           Series A                              3.70        5/22/98      2,000
    2,995 Dade County Public Improvement GO,
           Series H (CRE)(2)                     6.50        6/01/98      3,008
    3,000 Department of Environmental Protection
           Preservation RB, Series 1996A
           (CRE)(1)                              5.50        7/01/98      3,012
      700 Gainesville Utilities System CP Notes,
           Series C                              3.50        6/02/98        700
    3,300 Halifax Hospital Medical Center TAN,
           Series 1997 (CRE)                     4.13        4/15/98      3,300
    1,500 Jacksonville CP Notes, Series A        3.55        7/13/98      1,500
    4,000 Local Government Finance Commission
           Pooled CP Notes, Series A (CRE)       3.55        6/10/98      4,000
    2,945 Municipal Power Agency CP Notes,
           Series 1996A (CRE)                    3.50        4/06/98      2,945
-------------------------------------------------------------------------------
          Total fixed rate instruments (cost: $20,465)                   20,465
-------------------------------------------------------------------------------
          Total investments (cost: $81,745)                           $  81,745
===============================================================================


                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Multi-Family  Housing                     22.2%
            Nursing/Continuing  Care  Centers         11.5
            Hospitals                                 10.0
            Special  Assessment/Tax/Fee                8.5
            Buildings                                  8.0
            Healthcare  -  Miscellaneous               5.8
            General  Obligations                       5.0
            Escrowed  Bonds                            4.5
            Finance - Municipal                        4.4
            Electric Utilities                         3.3
            Education                                  3.3
            Sales Tax                                  2.2
            Aluminum                                    .8
            Water/Sewer  Utilities  -   Municipal       .8
            Manufacturing - Diversified Industries      .7
                                                   ---------
            Total                                     91.0%
                                                   =========


NOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

March 31, 1998



GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.



SPECIFIC NOTES
(a) Prerefunded to various dates prior to maturity at the call price.

(b) This security was purchased within the terms of a private placement memorandum and is subject to a seven day demand feature. Under procedures adopted by the Board of Trustees, the adviser has determined that this security is liquid. At March 31, 1998, this security represents 3.3% of the USAA Florida Tax-Free Money Market Fund's net assets.

(c) Zero Coupon security. Rate represents the effective yield at date of purchase.

(d) This security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by management. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. At March 31, 1998, this security represented 1.4% of the USAA Florida Tax-Free Income Fund's net assets.



See accompanying notes to financial statements.




STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 1998

                                                         USAA          USAA
                                                       Florida      Florida Tax-Free
                                                      Tax-Free       Money Market
                                                     Income Fund       Fund
                                                     -----------       ----

Net investment income:

   Interest income                                     $ 6,694      $ 3,285
                                                       -------        -----
   Expenses:
      Management fees                                      438          323
      Transfer agent's fees                                 62           56
      Custodian's fees                                      52           43
      Postage                                                5            5
      Shareholder reporting fees                             2            3
      Trustees' fees                                         7            7
      Registration fees                                     13            1
      Professional fees                                     10           10
      Other                                                  7            7
                                                       -------        ------
         Total expenses before reimbursement               596          455
      Expenses reimbursed                                  (10)         (21)
                                                       -------        ------
         Total expenses after reimbursement                586          434
                                                       -------        ------
            Net investment income                        6,108        2,851
                                                       -------        ------
Net realized and unrealized gain on investments:
      Net realized gain                                    451           -
      Change in net unrealized appreciation/depreciation 6,424           -
                                                        -------       ------
            Net realized and unrealized gain             6,875         -
                                                        -------       ------
Increase in net assets resulting from operations       $12,983      $ 2,851
                                                        =======      =======


See accompanying notes to financial statements.





STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended March 31,


                                               USAA                   USAA
                                         Florida Tax-Free        Florida Tax-Free
                                          Income Fund             Money Market Fund
-----------------------------------------------------------------------------------
                                        1998         1997            1998      1997
------------------------------------------------------------------------------------


From operations:
   Net investment income               $ 6,108     $4,555       $ 2,851     $ 2,418
   Net realized gain on investments        451         80            -           -
   Change in net unrealized appreciation/
      depreciation of investments        6,424        457            -           -
                                        ------      -----        ------      ------
      Increase in net assets resulting
         from operations                12,983      5,092         2,851       2,418
                                        ------      -----        ------      ------
Distributions to shareholders from:
   Net investment income                 (6,108)   (4,555)       (2,851)     (2,418)
                                         -------   -------       ------      ------
From capital share transactions:
   Proceeds from shares sold             60,753     41,561      159,243     147,643
   Dividend reinvestments                 4,066      3,019        2,630       2,229
   Cost of shares redeemed              (21,256)   (18,713)    (159,127)   (134,043)
                                        --------   --------    ---------   ---------
      Increase in net assets from
         capital share transactions      43,563     25,867        2,746      15,829
                                        --------   --------    ---------   ---------
Net increase in net assets               50,438     26,404        2,746      15,829
Net assets:
   Beginning of period                   95,483     69,079       87,053      71,224
                                        -------    -------      -------     -------
   End of period                       $145,921   $ 95,483     $ 89,799    $ 87,053
                                        =======    =======      =======     =======
Change in shares outstanding:
   Shares sold                            6,196      4,449      159,243     147,643
   Shares issued for dividends reinvested   416        323        2,630       2,229
   Shares redeemed                       (2,172)    (1,999)    (159,127)   (134,043)
                                        --------    -------     -------    --------
      Increase in shares outstanding      4,440      2,773        2,746      15,829
                                        ========    =======      ======    ========


See accompanying notes to financial statements.






NOTES TO FINANCIAL STATEMENTS

March 31, 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this annual report pertains only to the USAA Florida Tax-Free Income Fund and USAA Florida Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The USAA Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Florida Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the USAA Florida Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Florida municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.



(2) LINES OF CREDIT
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the year ended March 31, 1998.



(3)      DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1998, the USAA Florida Tax-Free Income Fund had capital loss carryovers for federal income tax purposes of approximately $1.4 million which, if not offset by subsequent capital gains will expire between 2003-2004. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

The Funds completed their fiscal year on March 31, 1998. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividend distributions which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1998.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 1998 were as follows:

                    USAA Florida Tax-Free    USAA Florida Tax-Free
                         Income Fund          Money Market Fund
                           ($000)                  ($000)
                       ---------------            --------
Purchases                 $72,009                 $371,853
Sales/maturities          $31,463                 $370,585

For the USAA Florida Tax-Free Income Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 1998 was as follows:
                        Appreciation        Depreciation              Net
                           ($000)              ($000)               ($000)
--------------------------------------------------------------------------------
USAA Florida Tax-Free
  Income Fund             $ 7,703             $   40             $    7,663



(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 1999.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.



(6)  TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA FLORIDA TAX-FREE INCOME FUND

March 31, 1998


FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows



                                          Year Ended March 31,
-------------------------------------------------------------------------------
                           1998        1997       1996        1995       1994**
-------------------------------------------------------------------------------
Net asset value at
   beginning of period  $   9.33    $   9.26   $    9.09  $    8.98   $  10.00
Net investment income        .51         .52         .52        .49        .21
Net realized and
   unrealized gain (loss)    .61         .07         .17        .11      (1.02)
Distributions from net
   investment income        (.51)       (.52)       (.52)      (.49)      (.21)
                           ------      ------       ------     ------    ------
Net asset value at
   end of period        $   9.94    $   9.33   $    9.26   $   9.09    $  8.98
                           ======      ======       ======    =====      ======
Total return (%) *         12.22        6.51        7.66       7.01      (8.22)
Net assets at end
   of period (000)      $145,921    $ 95,483   $  69,079  $  42,891   $ 24,948
Ratio of expenses to
   average net assets(%)     .50         .50         .50        .50        .50(a)
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)        .51         .57         .67        .81       1.33(a)
Ratio of net investment
   income to average
   net assets (%)           5.21        5.57        5.52       5.59       4.63(a)
Portfolio turnover (%)     27.48       44.75       88.20      71.76     284.11


(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
  *Assumes reinvestments of all dividend income distributions during the period.
 **Fund commenced operations October 1, 1993.



NOTES TO FINANCIAL STATEMENTS (Continued)
USAA FLORIDA TAX-FREE MONEY MARKET FUND


March 31, 1998

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:




                                          Year Ended March 31,
-------------------------------------------------------------------------------
                           1998        1997       1996       1995       1994**
-------------------------------------------------------------------------------
Net asset value at
   beginning of period  $   1.00    $   1.00   $    1.00  $    1.00   $   1.00
Net investment income        .03         .03         .03        .03        .01
Distributions from net
   investment income        (.03)       (.03)       (.03)      (.03)      (.01)
                           ------       -----      -----       -----      -----
Net asset value at
   end of period        $   1.00    $   1.00   $    1.00  $    1.00   $   1.00
                           ======       =====      =====       =====      =====
Total return (%) *          3.34        3.20        3.51       2.86        .96
Net assets at end
   of period (000)      $ 89,799    $ 87,053   $  71,224  $  52,225   $ 29,877
Ratio of expenses to
   average net assets (%)    .50         .50         .50        .50        .50(a)
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)        .52         .57         .64        .72       1.11(a)
Ratio of net investment
   income to average
   net assets (%)           3.28        3.15        3.45       2.97       1.98(a)



(a)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
*    Assumes reinvestment of all dividend income distributions during the period.
**   Fund commenced operations October 1, 1993.



===============================================================================

                                    Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205




                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information On Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund Touchline(Registered Trademark)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777

================================================================================